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                                                                   EXHIBIT 99.01

                              OFFICERS' CERTIFICATE

         The undersigned, Scott A. LaPorta and Janet E. Sockwell, do hereby certify that they are duly appointed and the Executive Vice President and Chief Financial Officer, and Vice President and Assistant Treasurer, respectively, of PARK PLACE ENTERTAINMENT CORPORATION, a Delaware corporation (the "Company"). Each of the undersigned also hereby certifies, pursuant to the Indenture, dated as of November 9, 1999, between the Company and Norwest Bank Minnesota, N.A., as Trustee (the "Indenture"), that:

         A. Pursuant to resolutions duly adopted by the Note Committee of the Company on November 9, 1999, a series of Debt Securities (as defined in the Indenture) to be issued under the Indenture has been established (the "Notes"), with the following terms (defined terms used herein and not otherwise defined herein have the meanings set forth in the Indenture):

          (1) The Notes shall constitute a series of Debt Securities having the title "8 1/2% Senior Notes due 2006."

          (2) The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 3.04, 3.05, 3.06, 11.06 or 13.07 of the Indenture) shall be $400,000,000.

          (3) The entire outstanding principal of the Notes shall be payable on November 15, 2006 (the "Maturity Date").

          (4) The date from which such interest shall accrue shall be November 15, 1999; the Interest Payment Dates on which such interest will be payable shall be May 15 and November 15 of each year, beginning May 15, 2000; the Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the preceding May 1 (in the case of interest payable on any May 15) and November 1 (in the case of interest payable on any November 15); and the basis upon which interest shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

          (5) Payments in respect of the Notes represented by Global Notes (including principal, premium, if any, and interest) will be made in immediately available funds to the accounts specified by the U.S. Depositary.

          (6) Upon not less than 30 nor more than 60 days' notice the Company may redeem the Notes in whole but not in part at any time at a redemption price equal to 100% of the principal amount thereof plus the Make-Whole Premium, together with accrued and unpaid interest thereon, if any, to the applicable redemption date. Notices of redemption shall be mailed by first class mail at least 30 but not more than 60 days before the redemption date to each holder of Notes to be redeemed at its registered address. Notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on Notes called for redemption.

          (7) The Notes will not have the benefit of any sinking fund.

          (8) The Notes shall be issued in denominations of $1,000 and any integral multiple thereof.

          (9) The Trustee shall be the Security Registrar and Paying Agent.

          (10) The entire outstanding principal amount of the Notes shall be payable upon declaration of acceleration of the maturity of such series pursuant to Section 5.02 of the Indenture.

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          (11) Payments of the principal and interest on the Notes shall be made in Dollars, and the Notes shall be denominated in Dollars.

          (12) The Notes will be payable at Maturity in an amount equal to the principal amount thereof plus unpaid interest accrued to such Maturity.

          (13) The Holders of the Notes shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events.

          (14) (A) There shall be the following additions and changes to the Events of Default set forth in the Indenture with respect to the Notes:

         The following additional remedy will apply to the Notes: In the case of an Event of Default arising from certain events of bankruptcy or insolvency of Park Place, all outstanding Notes will become due and payable immediately without further action or notice by the holders of Notes or the trustee.

         The following event of default replaces the fifth Event of Default identified in Section 5.01 of the Indenture under "Events of Default" with respect to the Notes:

          (5) the acceleration of the maturity of indebtedness of the Company (other than Non-recourse Indebtedness), at any one time, in an aggregate amount in excess of the greater of (i) $25 million and
     (ii) 5% of Consolidated Net Tangible Assets, if such acceleration is not annulled within 30 days after written notice to the Company by the trustee and the holders of at least 25% in principal amount of the outstanding Notes.

          (B) There shall be the following additions to the covenants set forth in the Indenture with respect to the Notes:

         LIMITATION ON LIENS. Other than as set forth below under "Exempted Liens and Sale and Lease-Back Transactions," neither the Company nor any of its Subsidiaries may create, assume or suffer to exist any Lien:

          (1) upon any Principal Property;

          (2) upon any shares of capital stock of any Restricted Subsidiary owned by the Company or any Restricted Subsidiary; or

          (3) securing Debt of any Restricted Subsidiary,

     without equally and ratably securing the Notes with, or prior to, the Debt secured by such Lien, for so long as such Debt shall be so secured,

         PROVIDED, HOWEVER, that this limitation will not apply to:

          (a)  Liens existing on the date of issuance of the Notes;

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          (b)  Liens existing:

               - on property at the time of acquisition through a merger, a consolidation or otherwise by the Company or a Restricted Subsidiary; or

               - Liens existing on property or securing Debt of, or Capital Stock of any corporation, partnership or other entity at the time such corporation, partnership or other entity becomes a Restricted Subsidiary;

          (c) Liens to secure Debt with respect to all or any part of the acquisition cost or the cost of construction or improvement of property, provided, such Debt is incurred and related Liens are created within 24 months of the acquisition, completion of construction or improvement or commencement of full operation, whichever is later, and such Debt does not exceed the aggregate amount of the acquisition cost and/or the construction cost thereof;

          (d) Liens on shares of capital stock or property of a Restricted Subsidiary to secure Debt with respect to all or part of the acquisition cost of such Restricted Subsidiary, provided that such Debt is incurred and related Liens are created within 24 months of the acquisition of such Restricted Subsidiary and such Debt does not exceed the acquisition cost of such Restricted Subsidiary;

          (e) Liens to secure Debt incurred to construct additions to, or to make Capital Improvements to, properties of the Company or any Restricted Subsidiary, provided such Debt is incurred and related Liens are created within 24 months of completion of construction or Capital Improvements and such indebtedness does not exceed the cost of such construction or Capital Improvements;

          (f) Liens in favor of the Company or another Restricted Subsidiary;

          (g) Liens to secure Debt on which interest payments are exempt from Federal income tax under Section 103 of the Internal Revenue Code of 1986, as amended;

          (h) Liens on the equity interest of the Company or any Restricted Subsidiary in any Joint Venture or any Restricted Subsidiary which owns an equity interest in such Joint Venture to secure Debt, provided the amount of such Debt is contributed and/or advanced solely to such Joint Venture;

          (i) any extension, renewal or replacement, in whole or in part, of any Liens referred to in the foregoing clauses (a) through (h) or of any Debt secured thereby, including premium, if any, provided that the aggregate principal amount secured does not exceed:

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               -    the greater of (1) the principal amount secured thereby at the time of such extension, renewal or replacement, or, as the case may be, repayment or extinguishment, and (2) 80% of the fair market value (in the opinion of the Company's board of directors) of the properties subject to such extension, renewal or replacement, plus

               - any reasonable fees and expenses associated with such extension, renewal or replacement,

     and provided, further, that in the case of a replacement thereof, such Debt is incurred and related Liens are created within 24 months of the repayment or extinguishment of the Debt or Liens referred to in the foregoing clauses
     (a) through (h);

          (j) purchase money liens on personal property;

          (k) Liens to secure payment of workers' compensation or insurance premiums, or relating to tenders, bids or contracts (except contracts for the payment of money);

          (l) Liens in connection with tax assessments or other governmental charges, or as security required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or right;

          (m) mechanic's, materialman's, carrier's or other like Liens, arising in the ordinary course of business; and

          (n) Liens in favor of any domestic or foreign government or governmental body in connection with contractual or statutory obligations.

          LIMITATION ON SALE AND LEASE-BACK TRANSACTIONS. Other than as provided below under "--Exempted Liens and Sale and Lease-Back Transactions," neither the Company nor any Restricted Subsidiary will enter into any arrangement with any lessor (other than the Company or a Restricted Subsidiary), providing for the lease to the Company or a Restricted Subsidiary for a period of more than three years (including renewals at the option of the lessee) of any Principal Property that has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such lessor or to any other Person, and for which funds have been or are to be advanced by such lessor or other Person on the security of the leased property ("Sale and Lease-Back Transaction"), unless either:

          (a) Park Place or such Restricted Subsidiary would be entitled, pursuant to the provisions described in clauses (a) through (n) under "--Limitation on Liens" above, to create, assume or suffer to exist a Lien on the property to be leased without equally and ratably securing the Notes; or

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          (b) an amount equal to:

               - the greater of the net cash proceeds of such sale or the fair market value of such property (in the opinion of the Company's board of directors), less

               - the fair market value (in the opinion of the Company's board of directors) of any noncash proceeds of the sale of such property (provided such noncash proceeds constitute "Principal Property," acquired on the date the property sold in the Sale and Lease-Back Transaction was acquired by the Company or any of its Restricted Subsidiaries),

          is applied within 180 days to the retirement or other discharge of the Notes or Debt ranking on a parity with the Notes.

          EXEMPTED LIENS AND SALE AND LEASE-BACK TRANSACTIONS. Notwithstanding the restrictions set forth in "--Limitation on Liens" and "--Limitation on Sale and Lease-Back Transactions," the Company or any Restricted
     Subsidiary may create, assume or suffer to exist Liens or enter into Sale and Lease-Back Transactions not otherwise permitted as described above, provided that at the time of such event, and after giving effect thereto, the sum of outstanding Debt secured by such Liens (not including Liens permitted under "--Limitation on Liens" above) plus all Attributable Debt in respect of such Sale and Lease-Back Transactions entered into (not including Sale and Lease-Back Transactions permitted under "--Limitation on Sale and Lease-Back Transactions"), measured, in each case, at the time any such Lien is incurred or any such Sale and Lease-Back Transaction is entered into, by the Company and Restricted Subsidiaries does not exceed 15% of Consolidated Net Tangible Assets.

          REPORTS. Whether or not required by the Commission, so long as any Notes are outstanding, the Company will file with the applicable trustee such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 or Section 15(d) of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

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          (C) As used in paragraphs 14(A) and 14(B) above, the following terms have the meanings set forth below:

          "Attributable Debt" with respect to any Sale and Lease-Back Transaction that is subject to the restrictions described under "--Limitation on Sale and Lease-Back Transactions" means the present value of the minimum rental payments called for during the term of the lease (including any period for which such lease has been extended), determined in accordance with generally accepted accounting principles, discounted at a rate that, at the inception of the lease, the lessee would have incurred to borrow over a similar term the funds necessary to purchase the leased assets.

          "Capital Improvements" means additions to properties or renovations or refurbishing of properties which are designed to substantially upgrade such properties or significantly modernize the operation thereof.

          "Capital Stock" means with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

          "Consolidated Net Tangible Assets" means the total amount of assets (including investments in Joint Ventures) of the Company and its Subsidiaries (less applicable depreciation, amortization and other valuation reserves) after deducting therefrom (a) all current liabilities of the Company and its Subsidiaries (excluding (i) the current portion of long-term indebtedness, (ii) intercompany liabilities and (iii) any liabilities which are by their terms renewable or extendible at the option of the obligor thereon to a time more than 12 months from the time as of which the amount thereof is being computed) and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and any other like intangibles, all as set forth on the most recent consolidated balance sheet of the Company and computed in accordance with generally accepted accounting principles.

          "Credit Facilities" means, with respect to the Company, one or more debt facilities or commercial paper facilities, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

          "Debt" means notes, bonds, debentures or other similar evidences of Debt for borrowed money or any guarantee of any of the foregoing.

          "Default" means any event that after notice or lapse of time, or both, would become an Event of Default.

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          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

         "Hedging Obligations" means, with respect to any Person, the obligations of such Person under:

               (1) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements; and

               (2) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

          "Joint Venture" means any partnership, corporation or other entity, in which up to and including 50% of the partnership interests, outstanding voting stock or other equity interest is owned, directly or indirectly, by the Company and/or one or more Subsidiaries.

          "Lien" means any mortgage, pledge, lien, encumbrance or other security interest to secure payment of Debt.

          "Make-Whole Premium" means, with respect to any Note at any redemption date, the excess, if any, of (a) the present value of the sum of the principal amount and premium, if any, that would be payable on such Note on its maturity date and all remaining interest payments (not including any portion of such payments of interest accrued as of the redemption date) to and including such maturity date, discounted on a semi-annual bond equivalent basis from such maturity date to the redemption date at a per annum interest rate equal to the sum of the Treasury Yield (determined on the Business Day immediately preceding the date of such redemption), plus 50 basis points, over (b) the principal amount of the Note being redeemed.

          "Non-recourse Indebtedness" means indebtedness the terms of which provide that the lender's claim for repayment of such indebtedness is limited solely to a claim against the property which secures such indebtedness.

          "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Debt.

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

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          "Principal Property" means any real estate or other physical facility or depreciable asset, the net book value of which on the date of determination exceeds the greater of $25 million or 2% of Consolidated Net Tangible Assets of the Company.

          "Redeemable Capital Stock" means any class or series of Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to the stated maturity of the Notes or is redeemable at the option of the holder thereof at any time prior to the stated maturity of the Notes, or is convertible into or exchangeable for debt securities at any time prior to the stated maturity of the Notes.

          "Restricted Subsidiary" means any Subsidiary of the Company organized and existing under the laws of the United States of America and the principal business of which is carried on within the United States of America (x) which owns, or is a lessee pursuant to a capital lease of, any Principal Property or (y) in which the investment of the Company and all its Subsidiaries exceeds 5% of Consolidated Net Tangible Assets as of the date of such determination other than, in the case of either clause (x) or
     (y), (i) each Subsidiary whose business primarily consists of finance, banking, credit, leasing, insurance, financial services or other similar operations, or any combination thereof, and (ii) each Subsidiary formed or acquired after the date hereof for the purpose of developing new assets or acquiring the business or assets of another Person and which does not acquire any part of the business or assets of the Company or any Restricted Subsidiary.

          "Significant Subsidiary" of the Company means any Restricted Subsidiary of the Company that is a "significant subsidiary" as defined in Rule 1.02(v) of Regulation S-X under the Securities Act.

          "Subsidiary" means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation is, at the time, directly or indirectly, owned by the Company or by one or more Subsidiaries thereof, or by the Company and one or more Subsidiaries.

          "Treasury Securities" mean any investment in obligations issued or guaranteed by the United States government or any agency thereof.

          "Treasury Yield" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled by and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two business days prior to the date fixed for redemption (or, if such Statistical Release is no longer published, any publicly available source of similar data)) most nearly equal to the then remaining average life of the Notes, provided that if the average life of the Notes is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly

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     average yields of United States Treasury securities for which such yields are given, except that if the average life of the Notes is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

          "wholly owned" with respect to any Subsidiary, means any Subsidiary of any Person of which at least 99% of the outstanding Capital Stock is owned by such Person or another wholly-owned Subsidiary of such Person. For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

          (15) The Notes shall be issuable only as Registered Securities in permanent global forms (without coupons). Beneficial owners of interests in the Global Notes may exchange such interests for Notes of like tenor or any authorized form and denomination only in the manner provided in Section 3.04(c) of the Indenture. The Depository Trust Company shall be the U.S. Depositary with respect to each Global Note. The form of such Global Notes attached hereto as Exhibit A is hereby approved.

          (16) The Notes shall not be issuable as Bearer Securities.

          (17) Interest on any Note shall be payable only to the Person in whose name that Note (or one or more predecessor Notes thereof) is registered at the close of business on the Regular Record Date for such interest.

          (18) Article 15 of the Indenture shall be applicable to the Notes.

          (19) The Notes shall not be issuable in definitive form except under the circumstances described in Section 3.04 of the Indenture.

          (20) The Notes will be authenticated and delivered as provided in
     Section 3.03 of the Indenture.

          (21) The Notes shall not be convertible into Common Stock or other securities or property of the Company.

          (22) The Notes shall not be subordinated to any other Debt of the Company, and shall constitute senior unsecured obligations of the Company.

          (23) Compliance with the covenants set forth in paragraph 14(B) above may not be waived by the Trustee unless the holders of at least a majority in principal amount of all outstanding Notes consent to such waiver as set forth in the Indenture; PROVIDED, HOWEVER, that the Company need not comply with such covenants in the event it elects to comply with the provisions of
     Article 15 set forth in the Indenture. The Trustee may amend the terms of such covenants with the written consent of the holders of not less than a majority in principal amount of outstanding Notes as set forth in the Indenture.

          (24) Each holder of a Note, by accepting any Note, shall be deemed to have agreed to be bound by the requirements imposed on holders of Debt Securities of the

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     Company by the gaming authority of any jurisdiction of which the Company or any of its subsidiaries conducts or proposes to conduct gaming activities.

          B. The form of the Notes attached hereto as Exhibit A is approved.

          C. The foregoing form and terms of the Notes have been established in conformity with the provisions of the Indenture.

          D. Each of the undersigned has read the Indenture and the definitions relating thereto and has examined the resolutions referred to in paragraph A above and the Notes and has made such examination or investigation as is necessary to enable the undersigned to represent as to whether or not all conditions precedent provided in the Indenture relating to the establishment, authentication and delivery of the Notes have been complied with. On the basis of the foregoing, all such conditions precedent have been complied with.

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         IN WITNESS WHEREOF, the undersigned have hereunto executed this
Officers' Certificate as of the 9th day of November, 1999.
                                ---

                          PARK PLACE ENTERTAINMENT,
                          a Delaware corporation



                          By:     --------------------------------
                          Name:   Scott A. LaPorta
                          Title:  Executive Vice President and Chief Financial
                                  Officer



                          By:      --------------------------------
                          Name:    Janet E. Sockwell, CFA
                          Title:   Vice President and Assistant Treasurer



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